Commitments and Contingencies - Schedule of Future Minimum Rental Payments (Detail) $ in Thousands	Dec. 31, 2021 USD ($)
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2022	$ 5,499
2023	8,314
2024	7,507
2025	7,594
2026	7,775
After 2027	31,412
Total future minimum lease payments	$ 68,101